B26 (Official Form 26) (12/08)

United States Bankruptcy Court
Southern District of New York

In re: Eastman Kodak Company, et. al.,	Case No. 12-10202 (ALG)
Debtor	Chapter 11

PERIODIC REPORT REGARDING VALUE, OPERATIONS AND PROFITABILITY OF ENTITIES IN WHICH THE ESTATE OF Eastman Kodak Company, et. al.
HOLDS A SUBSTANTIAL OR CONTROLLING INTEREST

This is the report as of March 31, 2012 on the value, operations and profitability of those entities in which the estate holds a substantial or controlling interest, as required by Bankruptcy Rule 2015.3.  The estate of Eastman Kodak Company, et. al. (the “Debtors”) holds a direct substantial or controlling interest in the entities as set forth in the Legal Entity Chart attached hereto as Exhibit C (“Non-Debtor Entities”).

Name of Entity	Interest of Estate	Tab #
See Exhibit C

This Periodic Report shall consist of three exhibits.  Exhibit A contains a valuation estimate for the Non-Debtor entities as of a date not more than two years prior to the date of this report.  It also contains a description of the valuation method used.  Exhibit B contains a balance sheet, a statement of income (loss), a statement of cash flows, and a statement of changes in shareholders’ or partners’ equity (deficit) for the period covered for each Non-Debtor Entity, along with summarized footnotes.  Exhibit C contains a list of all active entities of the Company, including identified Debtor entities.

Please note with respect to Exhibit A, it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuations for each Non-Debtor Entity.

Exhibit B contains the combined statement of financial position, statement of operations, statement of cash flows and statement of retained earnings  (collectively, the “Financial Statements”) for the Debtor and Non-Debtor Entities and eliminations necessary to combine the two into the consolidated financial statements as of and for the three months ended March 31, 2012.  The statement of changes in shareholders’ equity is only prepared on an annual basis by the Company.

The financial information included in this Form 26 filing is unaudited.  Although management has made reasonable efforts to ensure that the financial information is accurate and complete at the time of preparation, subsequent receipt of information or discovery may result in material changes to the information contained in this Periodic Report, and inadvertent errors or omissions may exist. Because the financial information included in this filing is unaudited and not subject to the same level of accounting review and testing the Company and related Debtors applies in the preparation of its quarterly and annual financial information in accordance with accounting principles generally accepted in the United States of America, there can be no assurance that the information is accurate and complete and may be subject to further review and potential adjustment.  Nothing contained in this filing shall constitute a waiver of any rights of the Debtors, specifically including the Debtors’ right to amend, supplement or otherwise modify this Periodic Report.

THIS REPORT MUST BE SIGNED BY A REPRESENTATIVE OF THE TRUSTEE OR DEBTOR-IN POSSESSION.

The undersigned, having reviewed the above listing of entities in which the estate of Eastman Kodak Company, et. al. holds a direct substantial or controlling interest, and being familiar with the Debtor’s financial affairs, verifies under the penalty of perjury that the listing is complete, accurate and truthful to the best of his/her knowledge.

Date: June 21, 2012

/s/ Eric Samuels
Signature of Authorized Individual

Eric Samuels
Name of Authorized Individual
Chief Accounting Officer and Corporate Controller
Title of Authorized Individual

In re: Eastman Kodak Company, et. al.,	Case No. 12-10202 (ALG)
Debtor	Chapter 11

General Notes to the Form 26 Report:

Basis of Presentation:

The Financial Statements contained herein include the results of those entities in which the Debtors hold a direct substantial or controlling interest.  The Financial Statements are unaudited, limited in scope and do not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Investment in subsidiary balances is recorded at cost, which may not be in accordance with U.S. GAAP.  Entities in which the Debtors do not hold a substantial or controlling interest are accounted for under the cost method.

The Financial Statements have been derived from the books and records of the Company. This information has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes and these changes could be material. Further, the information furnished in this report does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors or Non-Debtors in the future. The information contained herein is provided to fulfill the requirements of the Bankruptcy Rule 2015.3.

Exhibit B

Eastman Kodak Company
Combined Statement of Operations
Unaudited
(in millions)

	For the Three Months Ended March 31, 2012

	Debtor	Non-Debtor	Eliminations	Consolidated
Revenues	$421	$748	$(204)	$965
Cost of Sales	513	620	(206)	927
Gross Profit	(92)	128	2	38
Selling, general and administrative expenses	115	112	-	227
Research and development costs	54	12	-	66
Restructuring costs, rationalization and other	72	22	-	94
Other operating (income) expenses	(1)	-	-	(1)
Income / (Loss) from continuing operations before interest expense, other income (charges), net and income taxes	(332)	(18)	2	(348)
Interest Expense	36	-	-	36
Other income (charges), net	(4)	2	(2)	(4)
Reorganizational items, net	88	-	-	88
Income / (Loss) from continuing operations before income taxes	(460)	(16)	-	(476)
Provision for income taxes	(135)	25	-	(110)
Net Income (loss)	$(325)	$(41)	$-	$(366)

Exhibit B

Eastman Kodak Company
Combined Statement of Financial Position
Unaudited
(in millions)

	As of March 31, 2012

	Debtor	Non-Debtor	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$661	$700	$-	$1,361
Trade Receivables, net	324	644	-	968
Receivables and Advances from Kodak entities, net	267	-	(267)	-
Inventories, net	341	335	-	676
Deferred income taxes	10	56	-	66
Other current assets	49	33	-	82
Total current assets	1,652	1,768	(267)	3,153

Property, plant and equipment, net	524	320	-	844
Goodwill	144	134	-	278
Investment in non-debtor entities	2,008	-	(2,008)	-
Other long-term assets	65	713	-	778
Total Assets	$4,393	$2,935	$(2,275)	$5,053

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$193	$291	$-	$484
Payables and Advances to Kodak entities, net	-	73	(73)	-
Short-term borrowings & current portion of L-T debt	-	42	-	42
Accrued income taxes	34	11	-	45
Other current liabilities	473	570	-	1,043
Total current liabilities	700	987	(73)	1,614
Long-term debt	1,408	38	-	1,446
Other long-term liabilities	300	1,565	-	1,865
Liabilities subject to compromise	3,025	-	(194)	2,831
Total Liabilities	5,433	2,590	(267)	7,756

Equity (Deficit)
Capital Stock	978	2,008	(2,008)	978
Additional paid in capital	1,104	-	-	1,104
Retained earnings	4,491	(846)	-	3,645
Accumulated other comprehensive loss	(1,831)	(819)	-	(2,650)
	4,742	343	(2,008)	3,077
Treasury stock, at cost	(5,782)	-	-	(5,782)
Total E.K. Shareholders' Equity (Deficit)	(1,040)	343	(2,008)	(2,705)
Non-controlling interests	-	2	-	2
Total Equity (Deficit)	(1,040)	345	(2,008)	(2,703)
TOTAL LIABILITIES & EQUITY	$4,393	$2,935	$(2,275)	$5,053

Exhibit B
Eastman Kodak Company
Combined Statement of Retained Earnings
Unaudited
(in millions)

	For the Three Months Ended March 31, 2012

	Debtor	Non-Debtor	Eliminations	Consolidated
Retained earnings at beginning of period	$4,876	$(805)	$-	$4,071
Net loss	(325)	(41)	-	(366)
Loss from issuance of treasury stock	(60)	-	-	(60)
Retained earnings at end of period	$4,491	$(846)	$-	$3,645

Exhibit B

Eastman Kodak Company
Combined Statement of Cash flows
Unaudited	Three Months Ended March 31, 2012
(in millions)	Debtors	Non-Debtors	Eliminations	Consolidated

Cash flows from operating activities:
Net loss	$(325)	$(41)	$-	$(366)
Adjustments to reconcile to net cash used in operating activities:
Depreciation and amortization	38	28	-	66
Loss on early extinguishment of debt	7	-	-	7
Provision for deferred income taxes	6	9	-	15
(Increase) decrease in receivables	(32)	188	-	156
Increase in inventories	(21)	(40)	-	(61)
Increase (decrease) in liabilities excluding borrowings	501	(372)	-	129
Other items, net	(224)	210	-	(14)
Total adjustments	275	23	-	298
Net cash used in operating activities	(50)	(18)	-	(68)
Cash flows from investing activities:
Additions to properties	(5)	(5)	-	(10)
Advances from (to) Kodak Companies	21	32	(53)	-
Marketable securities - sales	28	-	-	28
Marketable securities - purchases	(28)	-	-	(28)
Net cash used in investing activities	16	27	(53)	(10)
Cash flows from financing activities:
Proceeds from DIP credit agreement	686	-	-	686
Repayment of other borrowings	(110)	(9)	-	(119)
Debt issuance costs	(33)	-	-	(33)
Advances from (to) Kodak Companies	(32)	(21)	53	-
Proceeds from sale and leaseback transaction	-	41	-	41
Net cash provided by financing activities	511	11	53	575
Effect of exchange rate changes on cash	-	3	-	3
Net increase in cash and cash equivalents	477	23	-	500
Cash and cash equivalents, beginning of period	184	677	-	861
Cash and cash equivalents, end of period	$661	$700	$-	$1,361

Exhibit C

In re Eastman Kodak Company, et al.

Count	Debtor	Legal Entity Name	Incorporation Location	Owner Name 3	Ownership Percentage	Nature of Business
1		1680382 Ontario Limited	Canada/Ontario	Kodak Canada Inc. in its capacity as Administrator of the Kodak Canada Income Plan	100.00%	Foreign subsidiary
2		3T Technologies	N/A	Eastman Kodak Company	Unknown	Venture investment
3		Cinelabs (Beijing) Limited	China	Beijing Film & Video Laboratory	40.00%	Foreign subsidiary
4		Cinelabs (Beijing) Limited	China	Kodak (China) Limited	60.00%	Foreign subsidiary
5		Cinesite (Europe) Limited	England	Kodak Limited	100.00%	Foreign subsidiary
6		Creo Asia Pacific Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
7		Creo Asia Pacific Limited	Hong Kong	Kodak Graphic Communications Canada Company	0.00%	Foreign subsidiary
8		Creo Hungary Limited Liability Company	Hungary	Kodak Polychrome Graphic Finance Barbados Srl	100.00%	Foreign subsidiary
9	X	Creo Manufacturing America LLC	Wyoming	Eastman Kodak Company	100.00%	Dormant company
10		Creo Prepress Shanghai Limited	China	Kodak (China) Ltd.	100.00%	Foreign subsidiary
11		Creo SRL	Barbados	KPG Finance (Barbados) SRL	100.00%	Foreign subsidiary
12	X	Eastman Kodak Company	New Jersey	N/A	N/A	Parent company
13		Eastman Kodak Holdings B.V.	The Netherlands	Eastman Kodak Company	100.00%	Foreign subsidiary
14	X	Eastman Kodak International Capital Company, Inc.	Delaware	Eastman Kodak Company	100.00%	Holding company
15		Eastman Kodak Sarl	Switzerland	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
16		eMagin	N/A	Eastman Kodak Company	0.13%	Venture investment
17		Eucalyptus Capital Account	N/A	Eastman Kodak Company	4.55%	Venture investment
18	X	Far East Development Ltd.	Delaware	Eastman Kodak Company	100.00%	Collects on-shore service charges
19		FlashPoint Technologies, Inc.	United States	Eastman Kodak Company	3.50%	Venture investment
20	X	FPC Inc.	California	Laser-Pacific Media Corporation	100.00%	Disposal and recycling of film products
21		Glogal Lighting Technologies	N/A	Eastman Kodak Company	less than 5%	Venture investment
22		Hillcrest Laboratories	N/A	Eastman Kodak Company	0.90%	Venture investment
23		Horsell Graphic Industries Ltd.	United Kingdom	Kodak Limited	100.00%	Foreign subsidiary
24		K.K. Kodak Information Systems	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
25		KLIKK Pty. Ltd.	Australia	Kodak (Australasia) Pty. Ltd.	100.00%	Foreign subsidiary
26		Kodak	France	Eastman Kodak Company	100.00%	Foreign subsidiary
27		Kodak (Australasia) Pty. Ltd.	Australia	Eastman Kodak Company	97.16%	Foreign subsidiary
28		Kodak (Australasia) Pty. Ltd.	Australia	Kodak Graphic Communications Canada Company	2.84%	Foreign subsidiary
29		Kodak (China) Company Limited	China	Kodak (China) Investment Company Limited	100.00%	Foreign subsidiary
30		Kodak (China) Company Limited	China	Kodak (Hong Kong) Limited	0.00%	Foreign subsidiary
31		Kodak (China) Company Limited	China	Kodak (Singapore) Pte. Limited	0.00%	Foreign subsidiary
32		Kodak (China) Graphic Communications Company Ltd.		Kodak (China) Company Ltd.	75.00%	Foreign subsidiary
33		Kodak (China) Graphic Communications Company Ltd.		Kodak (China) Investment Company Ltd.	25.00%	Foreign subsidiary
34		Kodak (China) Investment Company Limited		Kodak (China) Limited	100.00%	Foreign subsidiary
35		Kodak (China) Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
36		Kodak (Eastern Europe) Limited	England	Kodak Limited	100.00%	Foreign subsidiary
37		Kodak (Egypt) S.A.E.	Egypt	Eastman Kodak Company	99.09%	Foreign subsidiary
38		Kodak (Egypt) S.A.E.	Egypt	Eastman Kodak International Capital Company, Inc.	0.40%	Foreign subsidiary
39		Kodak (Egypt) S.A.E.	Egypt	Far East Development, Ltd.	0.51%	Foreign subsidiary
40		Kodak (Guangzhou) Technology Service Company Limited		Canton Hotel	10.00%	Foreign subsidiary
41		Kodak (Guangzhou) Technology Service Company Limited		Kodak (China) Limited	90.00%	Foreign subsidiary
42		Kodak (Hong Kong) Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
43		Kodak (Malaysia) Sdn. Bhd.	Malaysia	Eastman Kodak Company	99.98%	Foreign subsidiary
44		Kodak (Malaysia) Sdn. Bhd.	Malaysia	Eastman Kodak International Capital Company, Inc.	0.01%	Foreign subsidiary
45	X	Kodak (Near East), Inc.	New York	Eastman Kodak Company	100.00%	Holder of branches
46		Kodak (Shanghai) Graphic Communications Co. Ltd.		Kodak (China) Limited	100.00%	Foreign subsidiary
47		Kodak (Shanghai) International Trading Co. Ltd.		Kodak (China) Limited	100.00%	Foreign subsidiary
48		Kodak (Singapore) Pte. Limited	Singapore	Eastman Kodak Company	100.00%	Foreign subsidiary
49		Kodak (Taiwan) Limited	Taiwan	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
50		Kodak (Thailand) Limited	Thailand	Eastman Kodak International Capital Company, Inc.	99.97%	Foreign subsidiary
51		Kodak (Wuxi) Company Limited	China	Kodak (China) Investment Company Limited	30.00%	Foreign subsidiary
52		Kodak (Wuxi) Company Limited	China	Kodak (China) Limited	70.00%	Foreign subsidiary
53		Kodak (Xiamen) Company Limited	China	Kodak (China) Investment Company Limited	95.00%	Foreign subsidiary
54		Kodak (Xiamen) Company Limited	China	Xiamen State-Owned Assets Investment Com	5.00%	Foreign subsidiary
55		Kodak (Xiamen) Digital Imaging Products Company Limited		Kodak (China) Company Limited	75.00%	Foreign subsidiary
56		Kodak (Xiamen) Digital Imaging Products Company Limited		Kodak (China) Investment Company Limited	25.00%	Foreign subsidiary
57		Kodak A/S	Denmark	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
58	X	Kodak Americas, Ltd.	New York	Eastman Kodak Company	100.00%	Holder of branches
59		Kodak Argentina S.A.I.C.	Argentina	Eastman Kodak Company	53.34%	Foreign subsidiary
60		Kodak Argentina S.A.I.C.	Argentina	Eastman Kodak Holdings B.V.	46.66%	Foreign subsidiary
61		Kodak Asia Pacific Solutions Pte. Ltd.	Singapore	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
62	X	Kodak Aviation Leasing LLC	Delaware	Eastman Kodak Company	100.00%	Holder of corporate jet leases
63		Kodak Brasileira Comercio de Produtos Para Imagem e Servicos Ltda.		Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
64		Kodak Canada Inc.	Canada/Ontario	Eastman Kodak Company	0.10%	Foreign subsidiary
65		Kodak Canada Inc.	Canada/Ontario	Kodak Graphic Communications Canada Company	99.90%	Foreign subsidiary
66		Kodak Chilena S.A.F.	Chile	Eastman Kodak Company	100.00%	Foreign subsidiary
67		Kodak Chilena S.A.F.	Chile	Eastman Kodak International Capital Company, Inc.	0.00%	Foreign subsidiary
68		Kodak Cinelabs Romania SRL	Romania	Eastman Kodak Company	100.00%	Foreign subsidiary
69		Kodak Cinelabs SA	Greece	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
70		Kodak da Amazôia Indútria e Comécio Ltda.		Kodak Brasileira Comercio e Industria Lda.	100.00%	Foreign subsidiary
71		Kodak de Colombia, SAS	Colombia	Kodak Mexicana S.A. de C.V.	100.00%	Foreign subsidiary
72		Kodak de Mexico S.A. de C.V.	Mexico	Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
73		Kodak de Mexico S.A. de C.V.	Mexico	Kodak Americas, Ltd.	0.01%	Foreign subsidiary
74		Kodak Electronic Products (Shanghai) Company Limited		Kodak (China) Investment Co., Inc.	100.00%	Foreign subsidiary
75		Kodak Export de Mexico, S. de R.L. de C.V.		Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
76		Kodak Export de Mexico, S. de R.L. de C.V.		Kodak Americas, Ltd.	0.01%	Foreign subsidiary
77		Kodak GmbH	Austria	Eastman Kodak Company	100.00%	Foreign subsidiary
78		Kodak GmbH	Germany	Kodak Graphic Communications GmbH	100.00%	Foreign subsidiary
79		Kodak Graphic Communications Asia Pacific Pte. Ltd.		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
80		Kodak Graphic Communications Canada Company		Eastman Kodak Company	100.00%	Foreign subsidiary
81		Kodak Graphic Communications EAD	Bulgaria	Kodak Graphic Communications GmbH	100.00%	Foreign subsidiary
82		Kodak Graphic Communications GmbH1	Germany	Kodak Holding GmbH	100.00%	Foreign subsidiary
83		Kodak Graphic Communications Limited	United Kingdom	Kodak Limited	100.00%	Foreign subsidiary
84		Kodak Holding GmbH	Germany	Eastman Kodak Company	100.00%	Foreign subsidiary
85		Kodak IL Ltd.	Israel	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
86		Kodak Imaging Network B.V.	The Netherlands	Kodak Imaging Network, Inc.	100.00%	Foreign subsidiary
87	X	Kodak Imaging Network, Inc.	Delaware	Eastman Kodak Company	100.00%	Online photofinishing
88		Kodak Imaging Services (Shenzhen) Ltd.	China	Kodak (China) Limited	100.00%	Foreign subsidiary
89		Kodak India Private Limited	India	Kodak International Finance Limited	0.00%	Foreign subsidiary
90		Kodak India Private Limited	India	Kodak Limited	100.00%	Foreign subsidiary
91		Kodak International Finance Limited	England	Kodak Limited	100.00%	Foreign subsidiary
92		Kodak Japan Ltd.2	Japan	Eastman Kodak Holdings B.V.	12.67%	Foreign subsidiary
93		Kodak Japan Ltd.2	Japan	Kodak Graphic Communications Canada Company	10.23%	Foreign subsidiary
94		Kodak Japan Ltd.2	Japan	Kodak Polychrome Graphics Company Ltd.	77.10%	Foreign subsidiary
95		Kodak Kft.	Hungary	Eastman Kodak Company	100.00%	Foreign subsidiary
96		Kodak Korea Ltd.	Korea (South)	Eastman Kodak Company	100.00%	Foreign subsidiary
97		Kodak Limited	England	Eastman Kodak Company	100.00%	Foreign subsidiary
98		Kodak Mexicana S.A. de C.V.	Mexico	Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
99		Kodak Mexicana S.A. de C.V.	Mexico	Kodak Americas, Ltd.	0.01%	Foreign subsidiary
100		Kodak Nederland B.V.	The Netherlands	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
101		Kodak New Zealand Limited	New Zealand	Eastman Kodak Company	100.00%	Foreign subsidiary
102		Kodak Nordic AB	Sweden	Eastman Kodak Company	100.00%	Foreign subsidiary
103		Kodak Norge A/S	Norway	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
104		Kodak OOO	Russia	Eastman Kodak Company	100.00%	Foreign subsidiary
105		Kodak Oy	Finland	Eastman Kodak Company	100.00%	Foreign subsidiary
106	X	Kodak Philippines, Ltd.	New York	Eastman Kodak Company	100.00%	Holder of a branch
107		Kodak Polska Sp.zo.o	Poland	Eastman Kodak Company	100.00%	Foreign subsidiary
108		Kodak Polychrome Graphics (Hong Kong) Ltd.		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
109		Kodak Polychrome Graphics China Co. Ltd.		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
110		Kodak Polychrome Graphics Company Ltd.		Eastman Kodak Company	100.00%	Foreign subsidiary
111		Kodak Polychrome Graphics Cono Sur SA		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
112		Kodak Polychrome Graphics Export SAFI	Uruguay	Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
113		Kodak Polychrome Graphics Finance UK Ltd.		Kodak Limited	100.00%	Foreign subsidiary
114		Kodak Polychrome Graphics Hungary	Hungary	Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
115		Kodak Polychrome Graphics Madeira Servicos Ltd.		Kodak Polychrome Graphics Company Ltd.	50.00%	Foreign subsidiary
116		Kodak Polychrome Graphics Madeira Servicos Ltd.		Merrydown Limited	50.00%	Foreign subsidiary
117		Kodak Polychrome Graphics Netherlands Antilles NV		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
118	X	Kodak Portuguesa Limited	New York	Eastman Kodak Company	100.00%	Holder of a branch
119		Kodak Processing Companies Limited	England	Kodak Limited	100.00%	Foreign subsidiary
120	X	Kodak Realty, Inc.	New York	Eastman Kodak Company	100.00%	Holder of real estate and FCC licenses
121		Kodak S.p.A.	Italy	Eastman Kodak Company	100.00%	Foreign subsidiary
122		Kodak S.p.A.	Italy	Eastman Kodak International Capital Company, Inc.	0.00%	Foreign subsidiary
123		Kodak SA/NV	Belgium	Eastman Kodak Company	0.00%	Foreign subsidiary
124		Kodak SA/NV	Belgium	Eastman Kodak Holdings B.V.	31.97%	Foreign subsidiary
125		Kodak SA/NV	Belgium	Eastman Kodak International Capital Company, Inc.	35.02%	Foreign subsidiary
126		Kodak SA/NV	Belgium	Kodak Graphic Communications Canada Company	2.01%	Foreign subsidiary
127		Kodak SA/NV	Belgium	Kodak Nederland BV	31.00%	Foreign subsidiary
128		Kodak Societe Anonyme	Switzerland	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
129		Kodak Unterstüetzungsgesellschaft mbH	Germany	Kodak Holding GmbH	100.00%	Foreign subsidiary
130		Kodak Venezuela, S.A.	Venezuela	Eastman Kodak Company	100.00%	Foreign subsidiary
131		Kodak Versamark Europe SA	Switzerland	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
132		Kodak, S.A.	Spain	Eastman Kodak Company	99.99%	Foreign subsidiary
133		Kodak, S.A.	Spain	Eastman Kodak International Capital Company, Inc.	0.01%	Foreign subsidiary
134		KPG Finance (Barbados) SRL	Barbados	Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
135		Laboratoires Kodak S.A.S.	France	Kodak S.A.	100.00%	Foreign subsidiary
136	X	Laser-Pacific Media Corporation	Delaware	Eastman Kodak Company	100.00%	Parent company
137		LensVector	N/A	Eastman Kodak Company	1.04%	Venture investment
138		Lockerz	N/A	Eastman Kodak Company	0.53%	Venture investment
139		Nanosys	N/A	Eastman Kodak Company	0.66%	Venture investment
140		NextEngine	N/A	Eastman Kodak Company	2.00%	Venture investment
141	X	NPEC Inc.	California	Eastman Kodak Company	100.00%	Environmental remediation
142	X	Pakon, Inc.	Indiana	Eastman Kodak Company	100.00%	Dormant company
143		Pitango Capital Account	N/A	Eastman Kodak Company	0.70%	Venture investment
144	X	Qualex Inc.	Delaware	Eastman Kodak Company	100.00%	Photographic services
145		RPB Marketing Company	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
146		SAS Villiot-Marne	France	Kodak S.A.	100.00%	Foreign subsidiary
147		Shanghai Da Hai Camera Co., Ltd.	China	Kodak (China) Investment Company Limited	75.00%	Foreign subsidiary
148		Shanghai Da Hai Camera Co., Ltd.	China	Kodak (China) Limited	25.00%	Foreign subsidiary
149		Wheeling Insurance Ltd.	Bermuda	Eastman Kodak Company	100.00%	Foreign subsidiary
150		Yamanashi RPB Supply Company	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
151		YesVideo	N/A	Eastman Kodak Company	9.30%	Venture investment
152		YesVideo	N/A	Eastman Kodak Company	0.48%	Venture investment

1
Effective 9/5/2011, Kodak Graphic Communications GmbH merged into its parent, Kodak Verwaltung GmbH.  Effective the same day, Kodak Verwaltung GmbH changed its name to Kodak Graphic Communications GmbH.

2	Effective 1/1/2009, Kodak Japan Ltd. merged into its parent, Kodak IPS Japan Inc. Effective the same day, Kodak IPS Japan Inc. changed its name to Kodak Japan Ltd.
3	Individuals with current ownership percentages less than 0.05% are not listed.